UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2011

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective on July 25, 2011, Wonder Auto Technology, Inc. (the “Company”) appointed Mr. Aijun Jiang, age 39, as Chief Financial Officer of the Company.

Most recently, Mr. Jiang served as chief financial officer of Qiao Xing Universal Resources, Inc., a company traded on the Nasdaq Global Market (Nasdaq: XING), from August 2008 until April 2011. Mr. Jiang served as the head of finance for Tiens Biotech Group, Inc., a company traded on American Stock Exchange (AMEX:TBV), from September 2005 until July 2008. From July 2003 to August 2005, he served as a consultant (diplomat) in the Economic and Commercial Representation of China in Tanzania, the Economic Section of the Chinese Embassy in Tanzania, and was mainly responsible for providing commercial and financial consultation to Chinese companies conducting business in Tanzania. He is a registered member of the Association of Corporate Treasurers (ACT), Great Britain since 2006, a registered member of the Association of Chartered Certified Accountants (ACCA), Great Britain since 2004, and a registered member of the Chinese Institute of Certified Public Accountants (CICPA), People’s Republic of China since 2001.

The terms of the employment arrangements with Mr. Jiang include an annual salary of $100,000 and a restricted stock grant of 150,000 shares of the Company’s common stock, vesting in twelve quarterly installments over a three-year period.  Mr. Jiang also will receive an additional one-time grant of 50,000 shares of the Company’s common stock on the one month anniversary of the resumption of trading of the Company’s stock on the Nasdaq Global Market.

The Company issued a press release announcing Mr. Jiang’s appointment, on July 29, 2011, a copy of which is attached hereto as Exhibit 99.1.

Safe Harbor Statement

This current report on Form 8-K includes certain statements that are not descriptions of historical facts, but are forward-looking statements.  Such statements include, among others, the resumption of trading of the Company’s common stock.  Forward-looking statements can be identified by the use of forward-looking terminology such as "will," "expect," "may," "should," "anticipate," "future," "intend," "is/are likely to," "proposed," "estimate" or similar expressions. Such information is based upon assumptions and expectations of the Company's management that were reasonable when made but may prove to be incorrect. All of such assumptions and expectations are inherently subject to uncertainties and contingencies beyond the Company's control and based upon premises with respect to future business decisions, which are subject to change. The Company does not undertake to update the forward-looking statements contained in this press release. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see the Company's most recent Quarterly Reports on 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and the Company's subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov. All information provided in this current report and in the attachments is as of the date of this current report.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated July 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: July 29, 2011

/s/ Qingdong Zeng
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated July 29, 2011